UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 30, 2006

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                       on behalf of RAAC Series-SP3 Trust
             (Exact name of registrant as specified in its charter)


             DELAWARE             333-131211-08         41-1955181
 (State of Other Jurisdiction of  (Commission        (I.R.S. Employer
          Incorporation)           File Number)      Identification No.)


8400 Normandale Lake Blvd.    Suite 250                    55437
       Minneapolis, Minnesota                            (Zip Code)
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8--OTHER EVENTS


Item 8.01.     Other Events.

           On August 30, 2006, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-RS5, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of August 1, 2006, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, N.A., as Trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement, dated as of August 30, 2006 between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

SECTION 9--FINANCIAL STATEMENT AND EXHIBITS
Item 9.01(d).  Exhibits
               (a) Not applicable (b) Not applicable (c) Exhibits:

        The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

     10.1 Pooling and Servicing Agreement, dated as of August 1, 2006, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

     10.2 Assignment and Assumption Agreement, dated as of August 30, 2006, between Residential Asset Mortgage Products, Inc. and Residential Funding Corporation.

     10.3 Confirmation, dated as of August 29, 2006, between Deutsche Bank AG, New York Branch and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP3 Trust

     10.4 Confirmation, dated as of August 29, 2006, between Deutsche Bank AG, New York Branch and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP3 Trust

     99.1 Mortgage Loan Schedule

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                   By: /s/ Chris Martinez
                                       Name: Chris Martinez
                                       Title: Vice President


Dated:  September 13, 2006



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                                  EXHIBIT INDEX

Exhibit No.        Description

          10.1 Pooling and Servicing Agreement, dated as of August 1, 2006, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer, and JPMorgan Chase Bank, N.A., as trustee.

          10.2 Assignment and Assumption Agreement, dated as of August 30, 2006, between Residential Asset Mortgage Products, Inc. and Residential Funding Corporation.

          10.3 Confirmation, dated as of August 29, 2006, between Deutsche Bank AG, New York Branch and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP3 Trust

          10.4 Confirmation, dated as of August 29, 2006, between Deutsche Bank AG, New York Branch and JPMorgan Chase Bank, N.A., as trustee on behalf of the RAAC Series 2006-SP3 Trust

          99.1 Mortgage Loan Schedule.